SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 27, 2004



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 27, 2004, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2004. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated October 27, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 27, 2004


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated October 27, 2004.

CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS
                               - REVENUES GROW 18%
               - EARNINGS PER SHARE RISE 111% TO $0.19 FROM $0.09
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- October 27, 2004) PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, hospitality industries and information-technology services to the United States Government, today reported third quarter financial results.

For the third quarter ended September 30, 2004, PAR Technology Corporation reported revenues of $42.6 million compared to $36 million in the third quarter 2003, an increase of 18%. Net income was reported at $1.7 million, compared to the $813,000 earned in the third quarter one year ago. The Company reported diluted net income per share of $0.19 for this past quarter, compared to the $0.09 reported for the same period a year earlier, an increase of 111%.

For the nine months ended September 30, 2004, PAR Technology Corporation reported revenues of $123.5 million, a 25% increase when compared to the $98.6 million reported one year ago. The Company also reported net income of $3.8 million in the first nine months of 2004 versus $1.3 million for the first nine months of 2003. Diluted net income per share for the first nine months of 2004 was reported at $0.41, an increase of 173% when compared to diluted net income per share of $0.15 reported for the same period in 2003.

"We are pleased both with the Company's third quarter performance and with the continued broad acceptance of our technology products and services by our core markets and customers. In addition to surpassing our financial plan for the quarter, we continue to make operational and strategic gains. Strategically, the recent acquisition of Springer-Miller Systems, Inc., which closed on October 1 of this year, will strengthen our competitive position across a broad array of hospitality technology markets. Not only do we fully expect this to be an accretive transaction, but we believe that the combination of our expertise and knowledge in hospitality technology and strong relationships within the marketplace will enable us to improve both the depth and breadth of our combined businesses," said PAR Technology Chairman and CEO John W. Sammon. "Operationally, our profitability continues to grow as we gained market share in our core businesses. We attribute this growth to increasing demand for both our hospitality technology solutions and our Government design and engineering services business and believe that these trends will continue. We are confident in the potential of our Company and our position as a leader in our markets and remain secure in our ability to continue executing our strategic objectives."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of restaurant, hotels/resorts and retail business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 35,000 systems installed in over 95 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.


                                       ###



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)

                                                             September 30  December 31,
                                                                 2004         2003
                                                              ----------   -----------
Assets
Current assets:
     Cash ..................................................   $  5,505    $  1,467
     Accounts receivable-net ...............................     28,052      31,876
     Inventories-net .......................................     31,086      31,894
     Deferred income taxes .................................      6,102       6,486
     Other current assets ..................................      2,658       2,472
     Total assets of discontinued operation ................       --            20
                                                               --------    --------
         Total current assets ..............................     73,403      74,215

Property, plant and equipment - net ........................      7,307       7,240
Deferred income taxes ......................................      1,467       2,857
Other assets ...............................................      3,397       2,855
                                                               --------    --------
                                                               $ 85,574    $ 87,167
                                                               ========    ========
Liabilities and Shareholders' Equity
Current Liabilities:
     Current portion of long-term debt .....................   $     87    $     89
     Borrowings under lines of credit ......................       --         6,989
     Accounts payable ......................................     10,081       8,301
     Accrued salaries and benefits .........................      6,029       5,461
     Accrued expenses ......................................      2,074       2,471
     Deferred service revenue ..............................      5,506       5,947
     Total liabilities of discontinued operation ...........        390         578
                                                               --------    --------
         Total current liabilities .........................     24,167      29,836
                                                               --------    --------
Long-term debt .............................................      2,027       2,092
                                                               --------    --------

Commitments and contingent liabilities Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .........................       --          --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       10,080,182 and 9,966,062 shares issued;
        8,669,495 and 8,555,375 outstanding ................        202         199
     Capital in excess of par value ........................     30,309      29,761
     Retained earnings .....................................     36,157      32,375
     Accumulated other comprehensive loss ..................       (235)        (43)
     Treasury stock, at cost, 1,410,687 shares .............     (7,053)     (7,053)
                                                               --------    --------
         Total shareholders' equity ........................     59,380      55,239
                                                               --------    --------
                                                               $ 85,574    $ 87,167
                                                               ========    ========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)


                                             For the three months     For the nine months
                                              ended September 30,      ended September 30,
                                           -----------------------  -----------------------
                                               2004        2003         2004        2003
                                           ----------  -----------  -----------  ----------
Net revenues:
     Product ...........................   $  18,507    $  15,535    $  54,212    $  40,947
     Service ...........................      11,613       10,104       32,490       27,207
     Contract ..........................      12,515       10,367       36,756       30,405
                                                                     ---------    ---------
                                              42,635       36,006      123,458       98,559
                                           ---------    ---------    ---------    ---------
Costs of sales:
     Product ...........................      12,145       10,219       36,413       26,809
     Service ...........................      10,050        8,380       28,079       22,789
     Contract ..........................      11,633        9,887       34,245       29,056
                                           ---------    ---------    ---------    ---------
                                              33,828       28,486       98,737       78,654
                                           ---------    ---------    ---------    ---------
           Gross margin ................       8,807        7,520       24,721       19,905
                                           ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative       4,882        4,702       15,143       13,813
     Research and development ..........       1,269        1,418        3,914        3,839
                                           ---------    ---------    ---------    ---------
                                               6,151        6,120       19,057       17,652
                                           ---------    ---------    ---------    ---------
Operating income .......................       2,656        1,400        5,664        2,253
Other income, net ......................         190           60          588          449
Interest expense .......................         (27)        (117)        (146)        (412)
                                           ---------    ---------    ---------    ---------
Income from continuing operations
  before provision for income taxes ....       2,819        1,343        6,106        2,290
Provision for income taxes .............      (1,085)        (485)      (2,324)        (825)
                                           ---------    ---------    ---------    ---------
Income from continuing operations ......       1,734          858        3,782        1,465
                                           ---------    ---------    ---------    ---------
Discontinued operations:
     Loss from operations of
        discontinued component .........        --            (71)        --           (180)
     Income tax benefit ................        --             26         --             65
                                           ---------    ---------    ---------    ---------
     Loss on discontinued operations ...        --            (45)        --           (115)
                                           ---------    ---------    ---------    ---------
Net income .............................   $   1,734    $     813    $   3,782    $   1,350
                                           =========    =========    =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Continued)
                     (in thousands except per share amounts)
                                   (unaudited)




                                                     For the three months               For the nine months
                                                      ended September 30,               ended September 30,
                                                 ----------------------------       --------------------------
                                                    2004               2003             2004           2003
                                                 -----------      -----------       -----------    -----------
Earnings per share:
Basic:
     Income from continuing operations           $     0.20       $      0.10       $      0.44    $      0.17
     Loss from discontinued operations           $       --       $     (0.01)      $         --   $     (0.01)
           Net income                            $     0.20       $      0.10       $      0.44    $      0.16
Diluted:
     Income from continuing operations           $     0.19       $      0.10       $      0.41    $      0.17
     Loss from discontinued operations           $       --       $     (0.01)      $        --    $     (0.01)
           Net income                            $     0.19       $      0.09       $      0.41    $      0.15
Weighted average shares outstanding
     Basic                                             8,669            8,446             8,625          8,414
                                                 ===========      ===========       ===========    ===========
     Diluted                                           9,164            8,889             9,159          8,810
                                                 ===========      ===========       ===========    ===========